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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2001


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                      027455                        58-2422929

(State or other           (Commission File Number)             (IRS Employer
  jurisdiction of                                             Identification
  incorporation)                                                    Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                      30303
Atlanta, Georgia

(Address of principal executive offices)                            (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.    Other Events

     On November 13, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its fourth quarter and fiscal year-end 2001 results. The Press Release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

Exhibit No.                         Description
----------                          -----------

   99.1 Press Release issued by AirGate PCS, Inc. dated November 13, 2001 announcing fourth quarter and fiscal year-end 2001 results.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AIRGATE PCS, INC. (Registrant)


Date: November 14, 2001                   By: /s/ Alan B. Catherall
                                              ------------------------------
                                         Name:    Alan B. Catherall
                                         Title:   Chief Financial Officer



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                                  EXHIBIT INDEX

  Exhibit No.                             Description
  ----------                              -----------

     99.1 Press Release issued by AirGate PCS, Inc. dated November 13, 2001 announcing fourth quarter and fiscal year-end 2001 results.


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